AGREEMENT

This Agreement (this “Agreement”) is made effective as of the date set forth below, by and among Trans World Corporation, a Nevada corporation (“TWC” or the “Company”), Value Partners, Ltd., a Texas limited partnership (“Value Partners”), Wynnefield Partners Small Cap Value, L.P., a Delaware limited partnership (“Wynnefield Partners”), Wynnefield Small Cap Value Offshore Fund, Ltd., a private investment company organized under the laws of the Cayman Islands (“Wynnefield Offshore”), and Wynnefield Partners Small Cap Value, L.P. I, a Delaware limited partnership (“Wynnefield Partners I”) (Wynnefield Partners, Wynnefield Offshore and Wynnefield Partners I together, the “Wynnefield Funds”) and Lloyd I. Miller Trust A-4, a testamentary trust under Delaware law (“Trust A-4”), Milfam II, L.P., a Georgia limited partnership (“Milfam II”), LIMFAM LLC, a Delaware limited liability company, and Lloyd I. Miller, IRA, an individual retirement account for the benefit of Lloyd I. Miller III (Trust A-4, Milfam II, LIMFAM LLC, and Lloyd I. Miller, IRA together, the “Miller Funds”) (TWC, Value Partners, the Wynnefield Funds and the Miller Funds together, collectively, the “Parties”).

RECITALS

WHEREAS, Value Partners is the beneficial owner of 3,326,679 shares, or 37.8% of the outstanding shares, of common stock, par value $0.001 per share of the Company (the “Common Stock”);

WHEREAS, Value Partners is managed by Ewing & Partners, and Timothy G. Ewing, a director of the Company, is the managing partner of Ewing & Partners;

WHEREAS, the Wynnefield Funds are the beneficial owner of 2,349,577 shares, or 26.7% of the outstanding shares, of Common Stock;

WHEREAS, Wynnefield Capital Management, LLC (“WCM”), a New York limited liability company, is the general partner of Wynnefield Partners and Wynnefield Partners I; Nelson Obus and Joshua H. Landes are the managing members of WCM and the principal executive officers of Wynnefield Capital, Inc. (“WCI”), which is the investment manager of Wynnefield Offshore;

WHEREAS, the Miller Funds are the beneficial owner of 2,129,229 shares, or 24.2% of the outstanding shares, of Common Stock;

WHEREAS, Lloyd I. Miller III is the manager of Milfam LLC (“MILFAM”), an Ohio limited liability company, and the manager of LIMFAM LLC; and MILFAM is the investment advisor of Trust A-4 and the general partner of MILFAM II;

WHEREAS, the Board of Directors of the Company currently consists of seven members;

WHEREAS, Lloyd I. Miller III has provided the Company with written notice, dated March 10, 2014, of his intention to appear at the upcoming 2014 annual meeting of stockholders of the Company (the “Annual Meeting”) and to nominate six members to the Board of Directors of the Company (the “Miller Nominations”); and

WHEREAS, the Company, Value Partners, the Wynnefield Funds and the Miller Funds have agreed that it is in their mutual interests to enter into this Agreement;

NOW THEREFORE, in consideration of the covenants, promises and undertakings set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Board Membership

(a)                Geoffrey B. Baker and Julio E. Heurtematte, who are currently members of the Board of Directors of the Company, have determined to retire from the Board and not stand for re-election as directors at the Annual Meeting.

(b)               The Nominating Committee of the Board of Directors of the Company (the “Nominating Committee”), consisting of Timothy G. Ewing, Patrick J. Bennett and Geoffrey B. Baker, intends to nominate for election as directors for a one-year term at the Annual Meeting the following current directors of the Company: Rami S. Ramadan, Malcolm M.B. Sterrett, Timothy G. Ewing, Patrick J. Bennett, Sr. and Michael B. Brodsky.

(c)                In addition to the five nominees set forth in Section 1(b) above, the Wynnefield Funds will submit the nomination of one additional person for consideration by the Nominating Committee for election as a director for a one-year term at the Annual Meeting, which nominee will be reasonably acceptable to Value Partners and the Miller Funds (the “Wynnefield Representative”). The Wynnefield Funds shall provide to the Nominating Committee such information with respect to the Wynnefield Representative as the Nominating Committee may reasonably request. The Wynnefield Representative shall be authorized and permitted to disclose to WCI confidential information with respect to matters reviewed, considered or approved by the Board of Directors. WCI agrees to retain and keep all such information confidential in the same manner and to the same extent as it keeps and protects its own confidential information. WCI, on behalf of itself and the Wynnefield Funds, further agrees to be bound by the Company’s Insider Trading Policy, as applicable to members of the Board of Directors.

(d)               In addition to the five nominees set forth in Section 1(b) above, the Miller Funds will submit the nomination of one additional person for consideration by the Nominating Committee for election as a director for a one-year term at the Annual Meeting, which nominee will be reasonably acceptable to Value Partners and the Wynnefield Funds (the “Miller Nominee”). The Miller Funds shall provide to the Nominating Committee such information with respect to the Miller Nominee as the Nominating Committee may reasonably request. The Miller Nominee shall be authorized and permitted to disclose to Lloyd I. Miller III confidential information with respect to matters reviewed, considered or approved by the Board of Directors. Lloyd I. Miller III agrees to retain and keep all such information confidential in the same manner and to the same extent as he keeps and protects his own confidential information. Lloyd I. Miller III, on behalf of himself and the Miller Funds, further agrees to be bound by the Company’s Insider Trading Policy, as applicable to members of the Board of Directors.

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2.	Nominating Committee

The Nominating Committee shall consider the nominees submitted by the Wynnefield Funds and the Miller Funds pursuant to Sections 1(c) and 1(d) above in accordance with the Company’s Bylaws, the Company’s Nominating Committee Charter, the Company’s Corporate Governance Guidelines and the fiduciary duties of the members of the Nominating Committee and, if such nominees are acceptable to the committee, the Nominating Committee shall include such nominees as part of the Board’s slate of nominees for election of directors in the proxy materials of the Company for the Annual Meeting. In the event the Nominating Committee does not accept the nominee submitted by either the Wynnefield Funds or the Miller Funds, then the Party who submitted such nominee shall have the right to submit additional successive nominees to the Nominating Committee for its consideration, who shall be reasonably acceptable to the other Parties hereto, until a nominee of the Wynnefield Funds and a nominee of the Miller Funds have been accepted by the Nominating Committee and the Parties hereto. Each of the Wynnefield Representative and the Miller Nominee shall be deemed to be “independent” under the rules of the NASDAQ Stock Market.

3.	Miller Nominations

In consideration of and subject to the foregoing, Lloyd I. Miller III agrees to withdraw the Miller Nominations upon the filing of the Company’s Form 8-K referred to in Section 12 of this Agreement or other public notice with respect to its slate of nominees for the Annual Meeting selected in accordance with Sections 1 and 2 hereof.

4.	Voting Agreement

At the Annual Meeting, each of Value Partners, the Wynnefield Funds and the Miller Funds agree to appear at the Annual Meeting, in person or by proxy, and vote all of the shares of Common Stock beneficially owned by such Party in favor of the Company’s nominees for election as directors.

5.	No Change in Control

The Company confirms that neither this Agreement nor the transactions contemplated herein shall constitute a “change in control”, or words to similar effect, under any applicable law, any agreement, lease indenture or understanding to which the Company is a party or any employment, severance, incentive, bonus, benefit or similar plan or program of the Company.

6.	Annual Meeting

The Company agrees to hold the Annual Meeting no later than June 30, 2014, unless a later date is mutually agreed to in writing by Value Partners, the Wynnefield Funds and the Miller Funds.

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7.	Authority

Each of the Parties that is a corporation or other legal entity and each individual Party executing this Agreement on behalf of a corporation or other legal entity represents and warrants that: (a) such corporation or other legal entity is duly organized, validly authorized and in good standing, and possesses full power and authority to enter into and perform the terms of this Agreement; (b) the execution, delivery and performance of the terms of this Agreement have been duly and validly authorized by all requisite acts and consents of the corporation or other legal entity and do not contravene the terms of any other obligation to which the corporation or other legal entity is subject; and (c) this Agreement constitutes a legal, binding and valid obligation of each such entity or individual, enforceable in accordance with its terms.

8.	Expenses

Upon the signing of this Agreement, the Miller Funds shall be entitled to receive $50,000.00 from the Company in the aggregate with respect to fees and expenses, and the Wynnefield Funds shall be entitled to receive reimbursement from the Company not to exceed $50,000.00 in the aggregate in payment of actual invoiced legal fees. All other costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such expenses.

9.	Amendment In Writing

This Agreement and each of its terms may only be amended, waived, supplemented or modified in a writing signed by the signatories hereto or their respective clients.

10.	Governing Law

This Agreement, and the rights and liabilities of the Parties hereto, shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of law provisions.

11.	Counterparts

This Agreement may be executed in counterparts, each of which shall be considered to be an original or true copy of this Agreement. Faxed signatures shall be presumed valid.

12.	Disclosure of This Agreement

The parties contemplate that Value Partners, the Wynnefield Funds and the Miller Funds will each file a Schedule 13D amendment attaching this Agreement and that the Company will file a Form 8-K attaching this Agreement. Each of the Parties agrees not to make any other public comments (except as required by applicable regulations of the Securities and Exchange Commission and the NASDAQ Stock Market) regarding this Agreement other than referring to the Form 8-K filing. Each Party hereby confirms it has entered into this Agreement independently and disclaims it is acting as a member of a group with any other Party and disclaims any beneficial ownership of or other interest in any equity securities of the Company owned by any other Party.

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13.	Entire Agreement

This Agreement constitutes the full, complete and entire understanding, agreement and arrangement of and between the Parties with respect to the subject matter hereof and supersedes any and all prior oral and written understandings, agreements and arrangements between them. There are no other agreements, covenants, promises or arrangements between the Parties with respect to the subject matter hereof other than those set forth in this Agreement.

14.	Notice

All notices and other communications which are required or permitted hereunder shall be in writing, and sufficient if by same-day hand delivery (including delivery by courier) or sent by fax, addressed as follows:

If to Trans World Corporation:

Rami S. Ramadan

President and Chief Executive Officer

Trans World Corporation

545 Fifth Avenue, Suite 940

New York, New York 10017

Fax: (212) 983-8129

with a copy (which shall not constitute notice) to:

Timothy B. Matz, Esq.

Silver, Freedman, Taff & Tiernan LLP

3299 K Street, N.W., Suite 100

Washington, DC 20007

Fax: (202) 337-5502

If to Value Partners:

Value Partners, Ltd

5646 Milton Street, Suite 880

Dallas, Texas 75206

Fax: (214) 522-2176

with a copy (which shall not constitute notice) to:

Timothy B. Matz, Esq.

Silver, Freedman, Taff & Tiernan LLP

3299 K Street, N.W., Suite 100

Washington, DC 20007

Fax: (202) 337-5502

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If to the Wynnefield Funds:

Wynnefield Capital Management, LLC

Wynnefield Capital, Inc.

450 Seventh Avenue, Suite 509

New York, New York 10123

Fax: (212) 760-0824

with a copy (which shall not constitute notice) to:

Jeffery S. Tullman, Esq.

Kane Kessler, P.C.

1350 Avenue of the Americas, 26th Floor

New York, New York 10019

Fax: (212) 245-3009

If to the Miller Funds:

Lloyd I. Miller, III

222 Lakeview Avenue, Suite 160-365

West Palm Beach, Florida 33401

Fax: (619) 923-2908

with a copy (which shall not constitute notice) to:

Melinda Brunger, Esq.

Andrews Kurth LLP

600 Travis, Suite 4200

Houston, Texas 77002

Fax: (713) 220-4285

15.	Termination

This Agreement shall cease, terminate and have no further force and effect following the final adjournment of the Annual Meeting, unless earlier terminated pursuant to the mutual written agreement of the Parties, except that the provisions of Sections 1(c) and (d), and any other Section which by its terms relates to post-termination rights or obligations, shall survive such termination of this Agreement and remain in full force and effect.

16.	Further Assurances

The Parties agree to take, or cause to be taken, all such further or other actions as shall reasonably be necessary to make effective and consummate the transactions contemplated by this Agreement.

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17.	Successors and Assigns

All covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties hereto have each executed this Agreement on the date set forth below.

Dated: April 21, 2014

TRANS WORLD CORPORATION

By:	/s/ Rami S. Ramadan
Rami S. Ramadan
President and Chief Executive Officer

[signature page]

VALUE PARTNERS, LTD.

By:	Ewing & Partners, its General Partner

By:	/s/ Timothy G. Ewing
Timothy G. Ewing, its Managing Partner

[signature page]

WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

By:	Wynnefield Capital Management, LLC, its General Partner

By:	/s/ Nelson Obus
Nelson Obus, Co-Managing Member

WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

By:	Wynnefield Capital Management, LLC, its General Partner

By:	/s/ Nelson Obus
Nelson Obus, Co-Managing Member

WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

By:	Wynnefield Capital Inc., its Investment Manager

By:	/s/ Nelson Obus
Nelson Obus, President

[signature page]

LLOYD I. MILLER TRUST A-4

By:	MILFAM LLC
Its:	Investment Advisor

By:	/s/ Lloyd I. Miller III
Name:	Lloyd I. Miller III
Title:	Manager

MILFAM II L.P.

By:	MILFAM LLC
Its:	General Partner

By:	/s/ Lloyd I. Miller III
Name:	Lloyd I. Miller III
Title:	Manager

LIMFAM LLC

By:	/s/ Lloyd I. Miller III
Name:	Lloyd I. Miller III
Title:	Manager

LLOYD I. MILLER, IRA

By:	/s/ Lloyd I. Miller III
Lloyd I. Miller III

LLOYD I. MILLER III (for purposes of Section 1(d))

/s/ Lloyd I. Miller III_______________________________________________________

[signature page]